UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report: October 16, 2001
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-6217	94-1672743
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara,California	95052-8119
(Address of principal executive offices)	(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

Item 5.	OTHER EVENTS

5.1

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended September 29, 2001 and forward-looking statements relating to 2001 and the fourth quarter of 2001 as presented in a press release of October 16, 2001.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
99.1	Financial information for Intel Corporation for the quarter ended September 29, 2001 and forward-looking statements relating to 2001 and the fourth quarter of 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: October 16, 2001	By: /s/ Andy D. Bryant
Andy D. Bryant
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer